EXHIBIT 10.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          We consent to the incorporation by reference in the Registration Statements (Forms S-8 Nos. 333-120841; 333-109915; 333-91330; 333-11530; 333-09134; 333-06098) of Aladdin Knowledge Systems Ltd. of our report dated June 2, 2006 relating to the financial statements of Alladin Western Europe Ltd. for the year ended December 31, 2005 with respect to the consolidated financial statements of Aladdin Knowledge Systems Ltd. included in its Annual Report (Form 20-F) for the year ended December 31, 2005, filed with the Securities and Exchange Commission.

12 York Gate	/s/ BLICK ROTHENBERG
Regent’s Park
London	BLICK ROTHENBERG
NW1 4QS June 27, 2006	CHARTERED ACCOUNTANTS REGISTERED AUDITORS